ARDELYX REPORTS POSITIVE T3MPO-2 PHASE 3 TRIAL RESULTS IN IBS-C OCTOBER 11, 2017 Exhibit 99.1

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including the potential for tenapanor in treating patients with IBS-C; the commercial potential for tenapanor in treating patients with IBS-C and the potential for growth in the size of the IBS-C market. Such forward-looking statements involve substantial risks and uncertainties that could cause the development of Ardelyx’s product candidates or Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in research and the clinical development process; the uncertainties associated with the regulatory approval process; and the uncertainties in the drug commercialization process. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx's business in general, please refer to Ardelyx's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2017, and its subsequent current and periodic reports filed and to be filed with the Securities and Exchange Commission. FORWARD-LOOKING STATEMENTS

POSITIVE T3MPO-2 RESULTS SUPPORT NDA SUBMISSION IN 2H18

SIGNIFICANT AND GROWING IBS-C MARKET GROWTH DRIVERS FOR IBS-C MARKET Increasing awareness of Rx treatment options Significant prescription growth Millions of untreated patients Sustained relief needed Reduction in abdominal pain needed Return of health-related quality of life and work productivity THE ROLE FOR TENAPANOR Distinct mechanism of action Expanding market footprint; similar overall response rates among treatments Potential in CIC (15% of adults in U.S. and EU have CIC) Potential in opioid-induced constipation (common side effect of opioids) Less than 25% of 11M U.S. IBS-C patients currently treated with prescriptions

T3MPO-2 PHASE 3 STUDY RESULTS

Same inclusion/exclusion criteria as T3MPO-1 and Phase 2b Same 12-week treatment period primary endpoint Patients meeting Rome III criteria for diagnosis of IBS-C Active disease as measured by 2 week screening period with mean weekly CSBM < 3, SBM ≤ 5, and Ab Pain ≥ 3 T3MPO-2: 6-Month Tenapanor IBS-C Phase 3 Trial T3MPO-2: STUDY DESIGN

Characteristic Tenapanor Placebo Overall n 293 300 593 Age 46.1 44.8 45.4 Gender [n (%)] Male Female 53 (18.1) 240 (81.9) 53 (17.7) 247 (82.3) 106 (17.9) 487 (82.1) Race [n (%)] White Black 185 (63.1) 92 (31.4) 192 (64.0) 92 (30.7) 377 (63.6) 184 (31.0) Baseline BMI (m2/kg) 30.50 30.88 30.69 Baseline Mean Weekly CSBM 0.13 0.10 0.11 Baseline Mean Weekly Abdominal Pain 6.26 6.27 6.26 T3MPO-2: DEMOGRAPHICS

T3MPO-2: 6 OF 12-WEEK RESPONDER RESULTS   Tenapanor 50 mg BID (n=293) Placebo (n=300) p-value Combined responder (abdominal pain and CSBM responder) 36.5% 23.7% p <0.001 CSBM responder (increase ≥ 1 CSBM from baseline) 47.4% 33.3% p <0.001 Ab pain responder (≥ 30% pain reduction from baseline) 49.8% 38.3% p =0.004 12.9 Δ 14.1 Δ 11.5 Δ

PHASE 3 COMPARISON: 6 of 12-WEEK COMBINED RESPONDER RATES Linzess results are from Chey et al. Am J Gastro 2012 and Rao et al Am J Gastro 2012 Trulance results are from data presented at DDW 2017 for 3mg dose Non Head-to-Head Phase 3 Trials Placebo is in white 35 30 5 10 15 20 25 40 0 33.6 21.0 33.7 13.9 21.5 14.2 30.2 17.8 27.0 18.7 36.5 23.7 Linzess Ph3 #1 Linzess Ph3 #2 Trulance Ph3 #1 Trulance Ph3 #2 Tenapanor Ph3 #1 Tenapanor Ph3 #2

T3MPO-2: 9 OF 12-WEEK RESPONDER RESULTS   Tenapanor 50 mg BID (n=293) Placebo (n=300) p-value Combined responder (abdominal pain and CSBM responder) 18.4% 5.3% p <0.001 CSBM responder (≥ 1 CSBM increase from baseline and ≥ 3 CSBM ) 22.2% 6.0% p <0.001 Ab pain responder (≥ 30% pain reduction from baseline) 35.8% 26.7% p=0.015 13.1 Δ 16.2 Δ 9.2 Δ

PHASE 3 COMPARISON: 9 of 12-WEEK COMBINED RESPONDER RATES Linzess results from Chey et al. Am J Gastro 2012 and Rao et al Am J Gastro 2012 Non Head-to-Head Phase 3 Trials Placebo is in white 17.5 15.0 2.5 5.0 7.5 10.0 12.5 20.0 0 12.1 5.1 12.7 3.0 13.7 3.3 18.4 5.3 Linzess Ph3 #1 Linzess Ph3 #2 Tenapanor Ph3 #1 Tenapanor Ph3 #2 Data not disclosed Data not disclosed

T3MPO-2: DURABLE RESPONDER RESULTS   Tenapanor 50 mg BID (n=293) Placebo (n=300) p-value Combined responder (abdominal pain and CSBM responder) 18.1% 5.0% p <0.001 CSBM responder (≥ 1 CSBM increase from baseline and ≥ 3 CSBM ) 21.2% 5.7% p <0.001 Ab pain responder (≥ 30% pain reduction from baseline) 34.8% 26.7% p=0.028 13.1 Δ 15.5 Δ 8.2 Δ 9 of 12-Weeks and 3 of the Last 4 Weeks

T3MPO-2: 13 of 26-WEEK RESPONDER RESULTS   Tenapanor 50 mg BID (n=293) Placebo (n=300) p-value Combined responder (abdominal pain and CSBM responder) 35.5% 24.3% p =0.003 CSBM responder (≥ 1 CSBM increase from baseline) 41.3% 31.0% p =0.010 Ab pain responder (≥ 30% pain reduction from baseline) 50.2% 40.0% p=0.013 11.2 Δ 10.3 Δ 10.2 Δ

T3MPO-2: MEAN WEEKLY CSBMS (COMPLETE SPONTANEOUS BOWEL MOVEMENTS)

T3MPO-2: TREATMENT EMERGENT ADVERSE EVENTS Adverse Reactions TEN 50mg n = 293 Placebo n = 300 Diarrhea 47 (16.0) 11 (3.7) Abdominal Distension 10 (3.4) 1 (0.3) Flatulence 9 (3.1) 3 (1.0) Nasopharyngitis 13 (4.4) 11 (3.7) TEAEs in > 2% of patients treated and higher than placebo

Adverse Reactions Linzess 290 mcg n = 807b % Placebo n = 798b % Tenapanor 50 mg bid n = 602b % Placebo n = 601b % Gastrointestinal Diarrhea Abdominal pain Flatulence Abdominal distension 20 7 4 2 3 5 2 1 15 -a 3 3 3 - 2 0 Infections and Infestations Viral gastroenteritis 3 1 - - Nervous System Disorders Headache 4 3 - - T3MPO-1 and T3MPO-2 Blended AE rates (>2%) a. Adverse event rate below reporting requirement b. Combined n for both phase 3 clinical trials Linzess Package Insert vs Potential Tenapanor Package Insert

MARKET RESEARCH: IBS-C PATIENTS

SIGNIFICANT OPPORTUNITY TO ADDRESS UNDERSERVED PATIENTS Only 21% of patients are (very) satisfied >3/4 of Rx-treated patients are not currently satisfied 2/3 of IBS-C Patients Willing to Try Another Rx Market research projects conducted in 252 IBS-C patients by Perleberg Pharma Partner Health Research International GmbH, 2017

PATIENTS CITE MULTIPLE REASONS FOR DISCONTINUING TREATMENT % of patients who discontinue due to diarrhea is similar for all currently available treatments Market research projects conducted in 252 IBS-C patients by Perleberg Pharma Partner Health Research International GmbH, 2017

SIGNIFICANT OPPORTUNITY TO ADDRESS UNDERSERVED PATIENTS Patients with IBS-C are seeking effective treatments that relieve their symptoms In 170 patients surveyed: 72% of patients currently treated with a prescription would be interested in using tenapanor 69% of IBS-C patients treated with OTC therapies only would be interested in using tenapanor Feedback reaffirmed by an additional 180 patients surveyed Market research projects conducted in 252 IBS-C patients by Perleberg Pharma Partner Health Research International GmbH, 2017

A CLEAR NEED FOR NEW IBS-C TREATMENTS WITH NOVEL MOA 72% 28% An Rx product with a novel MOA A new generation of an existing Rx product 72% of HCPs prefer a new treatment with a novel MOA to manage IBS-C Normalization of bowel movements (3/week – 3/day) seen as most important attribute 39% sufficiently treated 28% insufficiently treated 33% with “potential other reason to change” Only 2 of 5 patients are sufficiently treated today Most Important Least Important Feedback from 50 healthcare providers (GIs and PCPs) post-T3MPO-1 reaffirmed by an additional 250 providers in a second market research study Market research projects conducted in ~300 HCPs managing IBS-C by Perleberg Pharma Partner Health Research International GmbH, 2017

T3MPO-1 PROFILE: THE VIEW FROM IBS-C TREATING PHYSICIANS (5) Very Different (4) (3) (2) (1) Very Similar (5) Very Interested (4) (3) (2) (1) Not At All Interested ~60% of HCPs think tenapanor is “different/ very different” from currently available IBS-C treatments ~75% of HCPs are “very interested/ interested” in using tenapanor HCPs view normalization of bowel function and 9-week data as most important Majority of HCPs are interested in using tenapanor due to novel MOA and sustained relief for patients Market research projects conducted in ~300 HCPs managing IBS-C by Perleberg Pharma Partner Health Research International GmbH, 2017

PHYSICIANS SUPPORT THAT THE MAJORITY OF NON-RESPONDING PATIENTS WILL SWITCH TO ANOTHER RX Base: Majority of non-responding patients will switch to another prescription treatment Most important features of an IBS-C RX medication underscore the potential role of tenapanor Market research projects conducted in ~300 HCPs managing IBS-C by Perleberg Pharma Partner Health Research International GmbH, 2017

TENAPANOR COMMERCIAL OPPORTUNITY IN IBS-C AND NEXT STEPS

Modest penetration with tenapanor represents >$500M commercial opportunity TENAPANOR MARKET DRIVERS FOR IBS-C ~$1 BILLION in annual revenues by prescriptions today1 IMPORTANT OPPORTUNITY TO EXPAND INTO CIC AND OIC 2016 product sales in SEC filings for branded Rxs Based on Phase 3 data 2015 AGA Report Very few IBS-C Rx treatment options available Unique MOA expands treatment options Two-thirds of patients do not respond to currently available Rx treatments2 Only 1 in 4 patients are “very satisfied” with their treatment3 Market research supports meaningful role for tenapanor for the treatment of patients with IBS-C Expand footprint and optimize access to tenapanor through strategic partnerships

POSITIVE T3MPO-2 STUDY SUPPORTS TENAPANOR REGISTRATION T3MPO-2 RESULTS IN-LINE WITH PHASE 3 EXPECTATIONS Statistical significance achieved for primary endpoints, supporting approvability Statistical significance for all secondary endpoints evaluated in topline results Highest 6 of 12-week combined responder rate data across all Phase 3 clinical trials reported in the industry Best-in-class 9 of 12-week data demonstrate ability to normalize bowel function Quick onset-of-action (1 week) with consistent response across 26 weeks of the trial Well-tolerated profile with very low rate of discontinuations ADVANCING TOWARD REGISTRATION First-in-class mechanism provides physicians a new approach to treating patients 9 of 12-week data support normalization of bowel function and lasting responses for patients Enrollment complete in T3MPO-3; study to conclude year-end 2017 On-track for NDA submission in 2H 2018 Durable responder data support tenapanor potential in CIC and other GI indications Pursuing ideal partner to maximize tenapanor market potential and expand into additional indications